UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2021

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13341	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080
(Address of principal executive offices and zip code)

650-244-4990
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 4, 2021, Titan Pharmaceuticals, Inc. (the “Company” or “Titan”) received a letter from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it is no longer in compliance with Nasdaq Listing Rules 5620(a) and 5810(c)(2)(G) because it was unable to convene its annual meeting of stockholders (the “Annual Meeting”) within 12 months of the Company’s 2019 fiscal year end.

The notification letter has no immediate effect on the Company’s listing on the Nasdaq Capital Market. Nasdaq has provided the Company with 45 calendar days, or until February 18, 2021, to submit a plan to regain compliance with the Annual Meeting requirement. As previously announced, Titan was required to move the date of the Annual Meeting, originally scheduled for December 30, 2020, when it did not achieve the required votes for a quorum (>50% of outstanding record date shares) to convene the meeting. As noted in Item 5.07 below, the Annual Meeting took place on January 8, 2021 and, accordingly, the Company believes that it has regained compliance with the Nasdaq requirement for continued listing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on January 8, 2021. On November 18, 2020, the record date for the Annual Meeting, there were approximately 6,558,773 shares of Titan common stock entitled to be voted at the Annual Meeting after giving effect to a reverse stock split effected on November 30, 2020. At the meeting, 50.36% of such shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of Titan’s stockholders at the Annual Meeting (as adjusted to reflect the reverse split) are as follows:

1.            Election of Directors

Stockholders elected all five nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	FOR	WITHHELD	BROKER NON- VOTE
Joseph A. Akers	1,299,380	240,042	1,763,417
Katherine Beebe DeVarney, Ph.D.	1,307,573	231,849	1,763,417
M. David MacFarlane, Ph.D.	1,303,064	236,358	1,763,417
James McNab, Jr.	1,303,535	235,887	1,763,417
Marc Rubin, M.D.	1,301,310	238,112	1,763,417

2.            Adoption of the Amendments to the 2015 Omnibus Incentive Plan

Stockholders approved the proposed amendments to the 2015 Omnibus Incentive Plan to (i) increase the number of shares authorized for issuance thereunder from 55,556 to 1,000,000 and (ii) increase the number of shares of common stock that may be granted as awards to any individual in a single year from 2,778 to 150,000. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
1,203,886	232,100	103,436	1,763,417

3.            Ratification of Independent Registered Public Accounting Firm

Stockholders ratified the reappointment of OUM & Co. LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,973,107	142,984	186,748

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2021	TITAN PHARMACEUTICALS, INC.

	By:	/s/ Kate Beebe DeVarney, Ph.D.
Name: Kate Beebe DeVarney, Ph.D.
Title: President and Chief Operating Officer